1 Q1 2013 Earnings Review April 23, 2013 Sonic Automotive, Inc. Exhibit 99.2

Sonic Automotive, Inc. 2
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”,
“expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending
December 31, 2012.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.

Sonic Automotive, Inc. 3 Contents Quarter in Review Financial Results Operations Recap Summary and Outlook

Sonic Automotive, Inc. 4
Overall Results
Revenue Growth – Up 8.1%
New retail revenue up 11.7% - volume up 7.4%
Used unit volume up 3.9%
F&I revenue up 13.7%
Fixed operations revenue up 1.4%
SG&A at 78.5% - Up 40 bps from 78.1%
Income from continuing operations of $21.7 million,
up 2.6% from the prior year quarter
Q1 2013 diluted EPS from continuing operations was
$0.41 per share vs. $0.36 per share in the prior year
period – up 13.9%

Sonic Automotive, Inc.
Q1 2013 Results
B/(W) than Q1 2012
(amounts in millions, except per share data)
Q1 2013 $ %
Revenue $  2,083 $ 156 8%
Gross Profit $ 313 $ 9 3%
Operating Profit $ 55 ($ 1) (1%)
Interest & Other ($ 19) $ 1 6%
Continuing Ops:
Profit (after tax) $ 22 $ 1  3%
Diluted EPS $ 0.41 $ 0.36 14%
SG&A as % of Gross 78.5% (40 bps)
Discontinued Ops Profit (after tax) $0 ($1)
5

SG&A to Gross Targeting Below 77% for the Full Year 78.1% 78.5% Sonic Automotive, Inc.

Sonic Automotive, Inc. 7
Capital Spending
(amounts in millions)
YTD 2013
Estimated
2013
Real Estate Acquisitions $ 32.7 $ 67.3
All Other Cap Ex 26.6 105.3
Subtotal $ 59.3 $ 172.6
Less: Mortgage Funding (19.2) (70.1)
Total
Cash Used –
Cap Ex $ 40.1 $ 102.5

Sonic Automotive, Inc. 8
Covenant
Actual Q1
2013
Liquidity Ratio >= 1.05 1.12
Fixed Charge Coverage Ratio >= 1.20 1.68
Total Lease Adjusted
Leverage Ratio
<= 5.50 3.90
Debt Covenants
Compliant with all Covenants

Sonic Automotive, Inc. 9 (shares in thousands) Shares Average Price Q1 2013 Activity 392 $23.27 Unused authorization of approximately $137.2 million today Share Repurchases

Sonic Automotive, Inc.
Q1 2013 Q1 2012 B/(W)
Volume 30,590 28,490 7%
Selling Price $ 35,996 $ 34,610 4%
Gross Margin % 5.9% 6.3% (40 bps)
GPU $ 2,132 $ 2,182 ($ 49)
Gross Profit $ 65 million $ 62 million 5%
SAAR (includes fleet)
15.3 million 14.1 million 8.5%
10
New Retail Vehicles

Sonic Automotive, Inc.
Q1 2013 Q1 2012 B/(W)
Retail Volume 26,469 25,478 4%
Used Retail GPU $ 1,437 $ 1,546 ($ 110)
Used Related Retail Gross* $ 83 million $ 81 million $ 2 million
Used to New 0.87 : 1 0.89 : 1 (.02)
Vehicles / store / month 88 85 3
11
Used Retail Vehicles
* - Includes front-end gross plus F&I related gross and fixed operations related gross

Sonic Automotive, Inc. 12
B/(W) than Q1
2012
(amounts in millions)
Q1 2013 $ %
Revenue $ 297 $ 4 1.4%
Gross Profit $ 144 $ 1 1.0%
Fixed Operations
QTD YOY Gross Profit Change Breakdown:
Gross up
4.2%
adjusted for
2 less fixed
ops days
• Customer Pay Up 1.4%
• Whsl. Parts Up 0.3%
• Internal & Sublet down 1.5%
• Warranty Up 4.0%

Sonic Automotive, Inc. 13
Summary
Record Q1 revenues of $2.1 billion
Record new and used retail volumes
14 consecutive quarters of quarter-over-quarter revenue growth
Double digit EPS growth of 14%
Inventory in good shape going into Q2
Business environment continues to be favorable to retail automotive

14 Sonic Automotive, Inc.